OTHER ASSETS AND ACCOUNTS PAYABLE AND ACCRUED LIABILITIES - Prepaid Expenses and Other Assets (Details) - Galaxy Digital Holdings, LP - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Prepaid expenses	$ 13,600	$ 11,112	$ 1,930
Mining deposits	4,845	4,845	8,825
Current tax asset and tax receivable	5,228	5,364	15,124
Other	6,211	5,571	11,045
Prepaid expenses and other assets	$ 29,884	$ 26,892	$ 36,924